ASSIGNMENT AGREEMENT

     This Assignment Agreement (this "Agreement") is made and entered into as of the 14th day of December, 1995, between Southern Electronics Corporation, a Delaware corporation ("Assignee"), and Enrique Dillon, Norberto Roman and Jorge Eduardo Stein, residents of the State of Florida (Dillon, Roman and Stein are hereinafter referred to individually as an "Assignor" and collectively as the "Assignors"), and Dinorall Corporation, a Florida corporation ("Dinorall").

                             RECITALS

     WHEREAS, David Steiner, a resident of the State of Florida ("Steiner"), U. S. Computer of North America, Inc., a Florida corporation ("U.S. Computer"), and Dinorall have entered into that certain Agreement dated as of May 2, 1995 by which Steiner granted Dinorall an option to purchase all of the issued and outstanding shares of U.S. Computer (the "Option Agreement");

     WHEREAS, Dinorall has assigned the Option Agreement to Assignors pursuant to an agreement dated December 14, 1995
("Dinorall Assignment");

     WHEREAS, Steiner, U.S. Computer and USC Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Assignee ("USC"), have entered into that certain Agreement and Plan of Reorganization dated as of December 14, 1995 by which USC shall exchange certain shares of the common stock of Assignee, par value $.01 per share (the "SEC Stock"), for substantially all of the assets of U.S. Computer;

     WHEREAS, in order to consummate the acquisition of the assets of U.S. Computer, Assignors desire to assign to Assignee all of the Assignors' rights under the Option Agreement and Assignee desires to accept such assignment and in consideration therefor Assignee desires to pay certain sums and transfer certain shares of SEC Stock to Assignors; and

     WHEREAS, Steiner and U.S. Computer desire to consent to such assignment;

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Assignors' Representations and Warranties. In order to induce Assignee to acquire the Option Agreement, Assignors do hereby represent and warrant, jointly and severally, as follows:

          (a) Assignors own all right, title and interest in the Option Agreement; the Option Agreement is free and clear of any and all liens, restrictions, claims or other encumbrances whatsoever; and Assignors have not assigned, transferred or conveyed to any person or entity any interest in the Option Agreement;

          (b) Each of the Assignors has the right, power and capacity to execute, deliver and perform the Dinorall Assignment and this Agreement and to consummate the transactions contemplated thereby and hereby. The Dinorall Assignment and this Agreement each has been duly and validly executed and delivered by each of the Assignors and constitutes each of the Assignor's legal, valid and binding obligation, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws generally affecting creditors' rights. Execution and delivery of the Dinorall Assignment and this Agreement by each of the Assignors, the consummation by each of the Assignors of the transactions contemplated therein and herein, and the performance of the covenants and agreements set forth therein and herein will not, with or without the giving of notice or the lapse of time, or both, (i) violate, conflict with or result in a breach or default under or cause the termination of any term of any material mortgage, indenture, contract, license, permit, instrument, trust document or other agreement, document or instrument to which any of the Assignors is a party or by which any of the Assignors or any of his respective properties may be bound; or (ii) violate any provision of law, statute, rule, regulation, court order, judgment or decree, or ruling of any governmental authority, to which any of the Assignors is a party or by which any of the Assignors or his properties may be bound.

          (c) Dinorall has the right, power and authority to execute, deliver and perform the Option Agreement, Dinorall Assignment and this Agreement and to consummate the transactions contemplated thereby and hereby. The execution, delivery and performance of the Option Agreement, Dinorall Assignment and this Agreement, and the consummation of the transactions contemplated thereby and hereby, have been duly and validly authorized by all necessary action, corporate or otherwise, on the part of Dinorall. The Option Agreement, Dinorall Assignment and this Agreement and each other document, agreement and instrument executed by Dinorall in connection with the transactions contemplated thereby and hereby has been duly and validly executed and delivered by Dinorall and constitutes Dinorall's legal, valid and binding obligation, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other laws generally affecting creditors' rights.

     2. Assignment of Option. Assignors do hereby assign, transfer and convey to Assignee all of Assignors' rights, titles and interests in and to the Option Agreement, free and clear of any and all liens, restrictions, claims or other encumbrances whatsoever.

     3. Transfer of Consideration. Assignee does hereby issue, transfer and convey to Assignors One Hundred Thousand (100,000) shares of SEC Stock, together with $400,000 payable by check of Assignee, to be distributed in the following manner:

     a.   To Enrique Dillon, 50,000 shares of SEC Stock and
          $200,000.

     b.   To Norberto Roman, 25,000 shares of SEC Stock and
          $100,000.

     c.   To Jorge Eduardo Stein, 25,000 shares of SEC Stock and
          $100,000.

     4.   Registration. (a)   As soon as reasonably practicable
after the date hereof,Assignee shall file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") relating to the offer and sale of the SEC Stock held by each Assignor (collectively, the "Registered Stock") on Form S-3 and thereafter use its best efforts to have the Registration Statement declared effective under the Securities Act of 1933, as amended (the "Securities Act"). Assignee represents and warrants that it is able to use Form S-3 to register the SEC Stock for the benefit of Assignors under the Registration Statement and that it will not file a registration statement for the sale of shares of common stock of SEC for any other shareholder of SEC (other than pursuant to a Form S-8 or Form S-4 or any similar form) prior to filing the Registration Statement.

          (b) Assignee shall use its best efforts to keep such Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Assignors for a period of not more than two years from the date it is declared effective by the Commission or such shorter period that will terminate when all the Registered Stock has been sold pursuant to the Registration Statement.

          (c) In connection with the Registration Statement, the following provisions shall apply:

               (i) Assignee shall furnish to each Assignor, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as they reasonably may propose.

               (ii) (1)  Assignee shall advise each Assignor:

                    (i)  when a Registration Statement and any
amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                    (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                    (2)  Assignee shall advise each Assignor:

                    (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration
Statement or the initiation of any proceedings for that purpose;

                    (ii) of the receipt by Assignee of any
notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (iii)     of the happening of any event that
requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading in any material respect and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

               (iii)     Assignee shall use its reasonable best
efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

               (iv) Assignee shall deliver to Assignors, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto as they may reasonably request; and Assignee consents only to the use of the definitive Prospectus or any amendment or supplement thereto by each of them in connection with the offering or sale of the securities covered by the definitive Prospectus or any amendment or supplement thereto.

               (v) Assignee shall cooperate with Assignors to facilitate the timely preparation and delivery of certificates representing such Registered Stock to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as each Assignor may request prior to sales of securities pursuant to the Registration Statement, with each Assignor bearing the costs of all stock transfer or other taxes associated with the sale or transfer of such shares.

               (vi) Upon the occurrence of any event contemplated by paragraph (c)(ii)(2)(iii) above, Assignee shall promptly prepare a post-effective amendment to the Registration Statement or an amendment or supplement to the related definitive Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the definitive Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (d) Assignee shall bear all expenses incurred in connection with the performance of its obligations under Section 4 hereof. Notwithstanding the foregoing, Assignee will not pay, and each Assignor, as the case may be, will pay any discounts, commissions or concessions attributable to the sale of such securities, and any fees and expenses of any advisors to Assignors.

     5.   Indemnification and Contribution.

          (a) In connection with the Registration Statement, Assignee agrees to indemnify and hold harmless each Assignor against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as declared effective by the Securities and Exchange Commission or in any amendment thereof, or the definitive Prospectus contained therein, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which made, not misleading, and agrees to reimburse each such indemnified party for any legal expenses reasonably and actually incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Assignee will not be liable in any case to the extent that any such loss, claim, damage or liability arise out of or is based upon any (i) untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Assignee by or on behalf of each Assignor specifically for inclusion therein; and (ii) any distribution of the shares included in the Registration Statement in violation of the plan of distribution described therein; and provided, however, that Assignee shall not be liable for reasonable fees of more than one legal counsel for Assignors.

          (b) Each Assignor jointly and severally agrees to indemnify and hold harmless (i) Assignee, (ii) each of its directors, (iii) each of its officers and (iv) each agent and each person who controls Assignee within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from Assignee to each Assignor but only with reference to written information relating to them furnished by Assignee by or on behalf of Assignors specifically for inclusion in the documents referred to in the foregoing indemnity.

          (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from liability under paragraph (a) or (b) above unless and to the extent the indemnifying party was not prejudiced thereby. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below) provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different form or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party; provided further, however, that in no event shall the indemnifying party be responsible for the reasonable and actual fees and expenses of more than one legal counsel for all indemnified parties. An indemnifying party will not, without the prior written consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions or conduct or actions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by or the conduct or actions of the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any of Assignee or Assignors, and will survive the sale by Assignors of securities covered by the Registration Statement.

     6. Validly Issued. When issued and delivered pursuant to the terms of this Agreement, the SEC Stock will be duly authorized, validly issued, fully paid and non-assessable.
The shares of SEC Stock to be issued hereunder have been, or will be prior to the Registration Statement being declared effective by the Securities and Exchange Commission, accepted for listing on the NASDAQ National Market.

     7. Notwithstanding anything herein to the contrary (i) the Registration Statement will specify that Assignors' plan of distribution will involve the sale of the Registered Stock only through market transactions effected through registered broker dealers on the National Association of Securities Dealers Automated Quotations System or other exchange on which shares are then listed at market prices prevailing at the time of the sale, and (ii) Assignors acknowledge that the offering will not be underwritten.

     8. Nonsolicitation. Mr. Dillon, Mr. Roman, Mr. Stein and Dinorall each hereby agree not to solicit the Hewlett-Packard Company ("HP") to establish a direct distribution relationship with HP for the distribution by Dinorall or any "Affiliate" of Dinorall (as such term is defined herein) of HP's personal computer or printer product lines for a period of six months from the date hereof in the territory described on Exhibit A hereto.

          For purposes of this Agreement:

          "Person" means any individual, corporation, company, partnership, limited partnership, joint venture, association or other entity.

          "Affiliate" means any Person that controls, is controlled by or under common control with Dinorall.

     9. Best Efforts; Further Assurances. The parties shall use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as racticable the provisions contained herein and to cooperate with each other in connection with the foregoing including the execution and delivery of all such other documents, certificates, agreements or instruments as may be necessary or desirable in order to consummate or implement this Agreement.

     10.  Attorney's Fees and Costs.  Except as provided in
Section 5 hereof, in the event that a dispute arises between the parties hereto or any of them and suit is instituted, the prevailing party in such litigation shall be entitled to recover reasonable attorneys' fees and other and expenses from the nonprevailing party, whether incurred at the trial level or in any appellate proceeding.

     11.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF
GEORGIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF
LAWS OR CHOICE OF LAW.

     12. Binding Effect. This Agreement, and all the terms and provisions hereof, shall be binding upon and shall inure to the benefit of Assignors and Assignee and each of their respective successors and permitted assigns.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                         ASSIGNORS:

                         Enrique Dillon


                                   /s/ Enrique Dillon


                         Norberto Roman

                                   /s/ Norberto Roman


                         Jorge Eduardo Stein


                                   /s/ Jorge Eduardo Stein


                         ASSIGNEE:

                         Southern Electronics Corporation



                         By:      /s/ Ray D. Risner
                                  Ray D. Risner
                                  President
           [Signatures continued on the following page]

                         DINORALL:

                         Dinorall Corporation


                         By:        /s/ Enrique Dillon

                              Enrique Dillon
                              President

                      CONSENT TO ASSIGNMENT
                        OF DINORALL OPTION

     The undersigned, as parties to that certain Agreement dated as of May 2, 1995 by which David Steiner, a resident of the State of Florida and sole shareholder of U.S. Computer of North America, Inc, a Florida corporation ("U.S. Computer"), granted Dinorall Corporation, a Florida corporation ("Dinorall"), an option to purchase all of the issued and outstanding shares of U.S. Computer (the "Option"), hereby consent to the assignment of such Option by Dinorall to Southern Electronics Corporation, a Delaware corporation ("SEC"), pursuant to that certain Assignment Agreement of even date herewith between Dinorall and SEC.



                         U. S. Computer of North America, Inc.



                         By:         /s/ David Steiner

                              David Steiner
                              President


                         David Steiner



                                 /s/ David Steiner   (SEAL)

                            EXHIBIT A

                            Territory

   "Territory" means all Latin America, including Paraguay, except for Argentina, Brazil and Mexico.